UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC  20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): June 28, 2013

HOSPITALITY PROPERTIES TRUST

(Exact Name of Registrant as Specified in Its Charter)

Maryland

(State or Other Jurisdiction of Incorporation)

1-11527	04-3262075
(Commission File Number)	(IRS Employer Identification No.)

Two Newton Place, 255 Washington Street, Suite 300, Newton, Massachusetts	02458-1634
(Address of Principal Executive Offices)	(Zip Code)

617-964-8389

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement.

As previously reported in Hospitality Properties Trust’s, or the Company’s, filings with the Securities and Exchange Commission, or SEC, since January 2012, the Company has leased from an unrelated third party, and Sonesta International Hotels, Inc., or Sonesta, has managed, the Royal Sonesta Hotel New Orleans in New Orleans, LA, or the New Orleans Hotel.  On June 28, 2013, the Company acquired from the third party the fee interest in the New Orleans Hotel for $120.5 million, excluding closing costs, and as a result, the lease with the third party terminated.

In connection with the acquisition of the fee interest in the New Orleans Hotel, the Company’s subsidiary that now owns the New Orleans Hotel entered into a lease agreement with a taxable REIT subsidiary of the Company, or TRS, and assigned the existing hotel management agreement for the New Orleans Hotel to that TRS.  Simultaneously, the TRS and Sonesta amended that assigned hotel management agreement by entering into an amended and restated long term hotel management agreement, or the Management Agreement for the New Orleans Hotel.  The Management Agreement has been added to the Company’s April 23, 2012 Pooling Agreement with Sonesta, or the Pooling Agreement, as a result of which the management agreements for 22 Sonesta hotels the Company owns are now pooled under that agreement.  The terms of the Management Agreement are substantially the same as those contained in the Company’s existing pooled management agreements with Sonesta relating to full service hotels.  The principal terms of the prior management agreement for the New Orleans Hotel and the Company’s existing pooled management agreements with Sonesta and the Pooling Agreement are described in Notes 11 and 12 to the Company’s Condensed Consolidated Financial Statements in Part I, Item 1 of its Quarterly Report on Form 10-Q for the quarter ended March 31, 2013, or the Quarterly Report, which descriptions are incorporated herein by reference.

The Company’s entering into the Management Agreement and the pooling of that agreement under the Pooling Agreement and the terms thereof were approved by the Company’s Independent Trustees.

The foregoing descriptions of the Management Agreement and the Pooling Agreement are not complete and are subject to and qualified in their entirety by reference to the form of the Company’s existing pooled management agreements with Sonesta relating to full service hotels and to the copy of the Pooling Agreement, which were filed as Exhibits 10.1 and 10.2, respectively, to the Company’s Current Report on Form 8-K dated April 23, 2012, and are incorporated herein by reference.

Information Regarding Certain Relationships and Related Person Transactions

The stockholders of Sonesta are Mr. Barry Portnoy and Mr. Adam Portnoy, who are the Company’s Managing Trustees, and they also serve as directors of Sonesta.  Mr. Barry Portnoy, is Chairman, majority owner and an employee of the Company’s manager, Reit Management & Research LLC, or RMR. Mr. Adam Portnoy, is the son of Mr. Barry Portnoy, and an owner, President, Chief Executive Officer and a director of RMR.  Each of the Company’s executive officers is also an officer of RMR, including Mr. Ethan Bornstein, who is the son-in-law of Mr. Barry Portnoy and the brother-in-law of Mr. Adam Portnoy.  Certain executive officers of Sonesta and TravelCenters of America LLC, or TA, the Company’s largest tenant, are officers of RMR.  The Company’s Independent Trustees also serve as independent directors or independent trustees of other public companies to which RMR provides management services.  Mr. Barry Portnoy serves as a managing director or managing trustee of those companies, including TA, and Mr. Adam Portnoy serves as a managing trustee of a majority of those companies, but not TA.  In addition, officers of RMR serve as officers of those companies.  RMR provides both business and property management services to the Company under a business management agreement and a property management agreement and provides services to other companies, including TA and Sonesta.

The Company, RMR, TA and five other companies to which RMR provides management services each currently own 12.5% of Affiliates Insurance Company, or AIC, an Indiana insurance company.  All of the Company’s Trustees, all of the trustees and directors of the other publicly held AIC shareholders and nearly all of the directors of RMR currently serve on the board of directors of AIC.  RMR provides management and administrative services to AIC pursuant to a management and administrative services agreement with AIC.  The Company and the other shareholders of AIC have purchased property insurance providing $500.0 million of coverage pursuant to an insurance program arranged by AIC and with respect to which AIC is a reinsurer of certain coverage amounts.

For further information about these and other such relationships and related person transactions, please see the Company’s Annual Report on Form 10-K for the year ended December 31, 2012, as amended, or the Annual Report, the Company’s Proxy Statement dated March 1, 2013 for the Company’s 2013 Annual Meeting of Shareholders, or the Proxy Statement, the Quarterly Report, and the Company’s other filings with the SEC, including Note 8 to the Consolidated Financial Statements included in the Annual Report, the sections captioned “Business” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Annual Report, the section captioned “Related Person Transactions and Company Review of Such Transactions” and the information regarding our Trustees and executive officers in the Proxy Statement, Note 11 to the Condensed Consolidated Financial Statements included in the Quarterly Report and the section captioned “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Related Person Transactions” and “Warning Concerning Forward Looking Statements” of the Quarterly Report.  Also, please see the section captioned “Risk Factors” in the Annual Report for a description of risks that may arise from these transactions and relationships.  In addition, copies of certain of the Company’s agreements with these parties, including the Company’s business management agreement and property management agreements with RMR, various agreements the Company has entered with TA and Sonesta, the Company’s purchase and sale agreements with affiliates of RMR and the shareholders agreement with AIC and its shareholders, are publicly available as exhibits to our public filings with the SEC.

WARNING CONCERNING FORWARD LOOKING STATEMENTS

THIS CURRENT REPORT ON FORM 8-K CONTAINS STATEMENTS THAT CONSTITUTE FORWARD LOOKING STATEMENTS WITHIN THE MEANING OF THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 AND OTHER SECURITIES LAWS. ALSO, WHENEVER THE COMPANY USES WORDS SUCH AS “BELIEVE”, “EXPECT”, “ANTICIPATE”, “INTEND”, “PLAN”, “ESTIMATE” OR SIMILAR EXPRESSIONS, IT IS MAKING FORWARD LOOKING STATEMENTS. THESE FORWARD LOOKING STATEMENTS ARE BASED UPON THE COMPANY’S PRESENT INTENT, BELIEFS OR EXPECTATIONS, BUT FORWARD LOOKING STATEMENTS ARE NOT GUARANTEED TO OCCUR AND MAY NOT OCCUR. ACTUAL RESULTS MAY DIFFER MATERIALLY FROM THOSE CONTAINED IN OR IMPLIED BY THESE FORWARD LOOKING STATEMENTS AS A RESULT OF VARIOUS FACTORS. FOR EXAMPLE:

•                  THIS CURRENT REPORT STATES THAT THE COMPANY’S INDEPENDENT TRUSTEES APPROVED THE COMPANY’S ENTERING INTO THE MANAGEMENT AGREEMENT AND THE POOLING OF SUCH AGREEMENT UNDER THE POOLING AGREEMENT AND THE TERMS THEREOF.  THE IMPLICATION OF THIS STATEMENT MAY BE THAT THE TERMS OF THESE AGREEMENTS ARE AS FAVORABLE TO THE COMPANY AS IT COULD OBTAIN FOR SIMILAR ARRANGEMENTS FROM UNRELATED THIRD PARTIES.  HOWEVER, DESPITE THESE PROCEDURAL SAFEGUARDS, THE COMPANY COULD STILL BE SUBJECTED TO CLAIMS CHALLENGING ITS ENTRY INTO THIS

TRANSACTION BECAUSE OF THE MULTIPLE RELATIONSHIPS AMONG THE COMPANY, SONESTA AND RMR AND THEIR RELATED PERSONS AND ENTITIES, AND DEFENDING SUCH CLAIMS COULD BE EXPENSIVE AND DISTRACTING TO MANAGEMENT REGARDLESS OF THE MERITS OF SUCH CLAIMS.

THE INFORMATION CONTAINED IN THE COMPANY’S FILINGS WITH THE SEC, INCLUDING UNDER THE CAPTION “RISK FACTORS” IN ITS PERIODIC REPORTS, OR INCORPORATED THEREIN, IDENTIFIES OTHER IMPORTANT FACTORS THAT COULD CAUSE DIFFERENCES FROM THE COMPANY’S FORWARD LOOKING STATEMENTS. THE COMPANY’S FILINGS WITH THE SEC ARE AVAILABLE ON THE SEC’S WEBSITE AT WWW.SEC.GOV.

YOU SHOULD NOT PLACE UNDUE RELIANCE UPON THE COMPANY’S FORWARD LOOKING STATEMENTS.

EXCEPT AS REQUIRED BY LAW, THE COMPANY DOES NOT INTEND TO UPDATE OR CHANGE ANY FORWARD LOOKING STATEMENTS AS A RESULT OF NEW INFORMATION, FUTURE EVENTS OR OTHERWISE.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HOSPITALITY PROPERTIES TRUST

	By:	/s/ Mark L. Kleifges
	Name:	Mark L. Kleifges
	Title:	Treasurer and Chief Financial Officer

Dated: June 28, 2013